================================================================================

                                                                  -----------------------------
                                                                                   OMB APPROVAL
                                                                  -----------------------------
                                  UNITED STATES                   -----------------------------
                       SECURITIES AND EXCHANGE COMMISSION                 OMB Number: 3235-0060
                             Washington, D.C. 20549                   Expires: January 31, 2008
                                                                       Estimated average burden
                                    FORM 8-K                       hours per response......38.0
                                                                  -----------------------------

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                May 17, 2005 Date of Report (Date of earliest event reported):

                               AROTECH CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                     0-23336                  95-4302784
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

     354 Industry Drive, Auburn, Alabama                           36830
   (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (334) 502-9001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================
Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 1.01         Entry into a Material Definitive Agreement.

         On May 17, 2005, we entered into a Securities Purchase Agreement dated May 16, 2005 (the "SPA") with several institutional investors (the "Investors"), we issued and sold to the Investors an aggregate of 1,275,000 shares of our common stock (the "Shares"), at a purchase price of $1.00 per share, off of our effective shelf registration statement. Gross proceeds of this offering will be approximately $1,275,500. The foregoing description of the SPA is qualified in its entirety by reference to the agreement itself. A copy of the SPA is attached to this report as Exhibit 4.1 hereto, and is incorporated herein by reference.

         We will use the net proceeds of this offering to fund general corporate purposes, which may include funding research, development and product manufacturing, acquisitions or investments in businesses, products or technologies that are complementary to our own, increasing our working capital, reducing indebtedness, and capital expenditures.

         In order to furnish certain exhibits for incorporation by reference into our Registration Statement on Form S-3 previously filed with the Securities and Exchange Commission (File No. 333-110729), which Registration Statement was declared effective by the Commission on December 5, 2003, and which Registration Statement contains our prospectus dated December 5, 2003, as supplemented by our prospectus supplements, including our prospectus supplement dated May 17, 2005, we are filing the opinion of Lowenstein Sandler PC as Exhibit 5.1 to the Registration Statement. The opinion of Lowenstein Sandler PC filed as Exhibit
5.1 herewith relates to the validity of the shares of Common Stock to be sold by us pursuant to the prospectus supplement dated May 17, 2005.

         Following the offering described above, Arotech will have 89,717,634 shares of common stock outstanding, compared to 88,442,134 shares before the offering.

         In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we note that certain statements set forth in this Current Report on Form 8-K may constitute forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. These statements are subject to various risks and uncertainties that may cause actual results to vary significantly. These risks and uncertainties include, but are not limited to, risks relating to: product and technology development; the uncertainty of the market for our products; changing economic conditions; delay, cancellation or non-renewal, in whole or in part, of contracts or of purchase orders; and other risk factors detailed in our most recent annual report on Form 10-K for the fiscal year ended December 31, 2004, as amended, our most recent Quarterly Report on Form 10-Q, and other filings with the Securities and Exchange Commission. Readers should consider all of these risk factors as well as other information contained in this report.

Item 9.01         Financial Statements and Exhibits.

         The following Exhibits are furnished as part of this Current Report on Form 8-K:

  Exhibit
  Number                   Description
    4.1....Securities Purchase Agreement dated May 17, 2005
    5.1....Legal Opinion of Lowenstein Sandler PC

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AROTECH CORPORATION

                                      (Registrant)


                                      By: /s/ Robert S. Ehrlich
                                          --------------------------------------
                                          Name:   Robert S. Ehrlich
                                          Title:  Chairman, President and CEO
Dated:   May 17, 2005

                                  EXHIBIT INDEX


         The following exhibits are filed with the Current Report on Form 8-K.


  Exhibit
  Number                   Description
    4.1....Securities Purchase Agreement dated May 17, 2005
    5.1....Legal Opinion of Lowenstein Sandler PC